                                                                    Exhibit 2.1


                                SPECIMEN OF UNIT

         "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE CONSTITUENT COMPONENTS OF THIS UNIT MUST BE SEPARATED PRIOR TO TRANSFER (EXCEPT AS PART OF A UNIT) AS PROVIDED IN THE UNIT AGREEMENT."

Certificate No.: ______                                   Cusip No.: 845905306
Number of Securities: ________

                             SOVEREIGN BANCORP, INC.
                           SOVEREIGN CAPITAL TRUST II
                                  Unit Security

         This Certificate certifies that Cede & Co. is the registered Holder of the number of Securities set forth above. Each Security consists of (i) beneficial ownership by the Holder of one Preferred Security (the "Preferred Security") of Sovereign Capital Trust II, a Delaware statutory business trust (the "Trust"), having a stated liquidation amount of $50, the form of which is attached as Exhibit A hereto and (ii) the rights and obligations of the Holder under one Warrant to purchase common shares of Sovereign Bancorp, Inc., a Pennsylvania corporation (the "Company"), the form of which is attached as Exhibit B hereto. All capitalized terms used herein which are defined in the Unit Agreement (as defined on the reverse hereof) have the meaning set forth therein.

         Distributions on any Preferred Security forming part of a Security evidenced hereby, which are payable quarterly in arrears on February 15, May 15,

August 15, and November 15 of each year, commencing on February 15, 2000 (a "Payment Date"), shall, subject to receipt thereof by the Agent, be paid to the Person in whose name this Certificate (or a Predecessor Certificate) is registered at the close of business on the Record Date for such Payment Date, except that the proceeds of a Remarketing will be paid to the Warrant Agent in satisfaction of each Electing Remarketing Holder's obligations to pay the Exercise Price of Warrants constituting a part of this Security.

         Distributions on the Preferred Securities will be payable at the office of the Agent in The City of New York or, at the option of Sovereign, by check mailed to the address of the Person entitled thereto as such address appears on the Register.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Certificate shall not be entitled to any benefit under the Unit Agreement, the Warrant Agreement or the Declaration or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed.

                                        SOVEREIGN BANCORP, INC.


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                        SOVEREIGN CAPITAL TRUST II


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:  Administrative Trustee

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Unit Agreement.

Dated:                                      By:   THE BANK OF NEW YORK, as
                                            Agent

                                            By:
                                                  -----------------------------
                                                  Authorized Signatory

                        (FORM OF REVERSE OF CERTIFICATE)


         Each Security evidenced hereby is governed by a Unit Agreement, dated as of November 15, 1999 (as may be supplemented from time to time, the "Unit Agreement"), among Sovereign, The Bank of New York, as unit agent (including its successors hereunder, the "Agent"), The Bank of New York, as Warrant Agent, The Bank of New York, as Property Trustee and Mark R. McCollom and Jacquelyn Blue, as the initial Administrative Trustees for the Trust, to which Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, Sovereign, and the Holders and of the terms upon which the Certificates are, and are to be, executed and delivered. Pursuant to the Unit Agreement, the rights, limitations or rights, obligations, duties and immunities of the Agent, Sovereign, and the Holders, and the Certificates include the rights, obligations, duties and immunities set forth in the Warrant Agreement and the Declaration, to which reference is further made for a description thereof.

         Each Security evidenced hereby consists of (i) beneficial ownership by the Holder of one Preferred Security of Sovereign Capital Trust II having a stated liquidation amount of $50, the form of which is attached as Annex A hereto and (ii) the rights and obligations of the Holder under one Warrant to purchase common shares of Sovereign, the form of which is attached as Annex B hereto

         Sovereign may, under the circumstances described in the Declaration, cause a Remarketing of the outstanding Preferred Securities which form a part of this Security. In connection therewith, Sovereign will, as described in the Warrant Agreement, redeem all Warrants which form a part of this Security.

         In no event may a Holder pay the Exercise Price of a Warrant by tendering a Preferred Security. In accordance with the terms of the Declaration and the Unit Agreement, the Holder of this Certificate may pay the Exercise Price for the shares of Common Stock purchased pursuant to each Warrant constituting a part of this Security by applying the proceeds of a remarketing of the related Preferred Securities.

         A Holder of a Security who does not affirmatively elect NOT to participate in a Remarketing on or prior to 5:00 p.m. New York City time on the seventh Business Day immediately preceding the Remarketing Date, will be deemed to have consented to participation in such Remarketing. A Holder of a Security who does not affirmatively elect on or prior to 5:00 p.m. on the Business Day preceding a Remarketing Settlement Date to exercise the Warrants related to such Security will be deemed to have consented to a redemption of such Warrants on the Remarketing Settlement Date. A Remarketing sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement on the Remarketing Date.

         A holder may exercise the Warrants which form a part of the Securities evidenced by this Certificate at any time upon compliance with the procedures specified in the Warrant Agreement. A Holder of a Security evidenced by this Certificate who elects to exercise Warrants prior to the Remarketing Settlement Date shall have the right to require the Trust to repurchase the related Preferred Securities on the next Required Repurchase Date which is no less than 60 days after the applicable exercise date.

         Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Preferred Securities, the Agent shall, as soon as practicable thereafter, mail to the Holders a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Preferred Securities constituting a part of such Holder's Security and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Security, the Agent shall abstain from voting the Preferred Security evidenced by such Security.

         Upon the liquidation of the Trust, a principal amount of the Debentures constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate Accreted Value of the Preferred Securities shall be delivered to the Agent in exchange for the Preferred Securities. Thereafter, the Holders shall have such rights and obligations with respect to the Debentures as the Holders had in respect of the Preferred Securities and any reference herein to the Preferred Securities shall be deemed to be a reference to the Debentures.

         The Certificates are issuable only in registered form and only in denominations of a single Security and any integral multiple thereof. The transfer of any Certificate will be registered and Certificates may be exchanged as provided in the Unit Agreement. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Unit Agreement. No service charge shall be required for any such registration of transfer or exchange, but Sovereign and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Security shall be separable into its components, and Securities may be recreated as provided in the Unit Agreement; provided, however, this Certificate shall not represent more than 5,750,000 Securities. All such adjustments to the equivalent aggregate principal amount of this Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

         The Holder of this Certificate, by its acceptance hereof, expressly withholds any consent to the assumption (i.e., affirmance) of the Warrant Agreement or the Warrants by Sovereign or its trustee in the event that Sovereign becomes the subject of a case under the Bankruptcy Code.

         The Holder of this Certificate, by its acceptance hereof, expressly agrees to be bound by the terms and provisions of the Unit Agreement, the Warrant Agreement and the Declaration.

         Subject to certain exceptions, the provisions of the Unit Agreement may be amended with the consent of the Holders of a majority in number of the Securities.

         Sovereign, the Agent and its Affiliates and any agent of Sovereign or the Agent may treat the Person in whose name this Certificate is registered as the owner of the Security evidenced hereby for the purpose of receiving payments of distributions payable quarterly on the Preferred Securities and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither Sovereign, the Agent nor any such agent shall be affected by notice to the contrary.

         The Warrants shall not, prior to the exercise thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Unit Agreement, the Warrant Agreement, the Declaration and all exhibits to each such agreement is available for inspection at the offices of the Agent.

         This Security shall be governed by the laws of the State of New
             York, without regard to principles of conflicts of law.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                      as tenants in common
UNIF GIFT MIN ACT -            ---------------Custodian---------------
                               (cust)                           (minor)

                               Under Uniform Gifts to Minors Act of _______
                               -------------------------------------

TEN ENT -                      as tenants by the entireties
JT TEN -                       as joint tenants with right of survivorship and
                               not as tenants in common

Additional abbreviations may also be used though not in the above list.

                            -------------------------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

            (Please insert Social Security or Taxpayer I.D. or other
                        Identifying Number of Assignee)



         (Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Certificates on the books of [Name of Company] with full power of substitution in the premises.

Dated: ___________________          ________________________________________
                                    Signature

                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as it appears upon the
                                    face of the within Certificates in
                                    every particular, without
                                    alteration or enlargement or any
                                    change whatsoever.

               Signature Guarantee: ________________________________________

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         This Global Certificate shall represent 5,000,000 Securities unless otherwise indicated below.

                  The following increases or decreases in this Global Certificate have been made:


======================================================================================================================
          Date              Amount of decrease     Amount of increase    Number of Securities       Signature of
                               in Number of           in Number of         evidenced by this     authorized officer
                           Securities evidenced   Securities evidenced    Global Certificate          of Agent
                                  by the                 by the             following such
                            Global Certificate     Global Certificate    decrease or increase
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

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

                                                                    EXHIBIT A

                    [FORM OF PREFERRED SECURITY CERTIFICATE]

This Preferred Security is a Global Preferred Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Clearing Agency"), or a nominee of the Clearing Agency. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Clearing Agency or its nominee only in the limited circumstances described in the Declaration, and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee of the Clearing Agency) may be registered except in limited circumstances. Unless this certificate is presented by an authorized representative of the Clearing Agency to Sovereign Capital Trust II or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Clearing Agency (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Clearing Agency), and except as otherwise provided in the Declaration, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.1

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       of

                           SOVEREIGN CAPITAL TRUST II

                           7.50% Preferred Securities
             (stated liquidation amount $50 per Preferred Security)


Certificate No.:____       Number of Preferred Securities ______________

                                                         CUSIP No.: US84603L207


                  Sovereign Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of _________ preferred securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the Preferred Securities (stated liquidation amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of November 15, 1999 (as the same may be amended from time to time (the "Declaration"), among Sovereign Bancorp, Inc., as Sponsor, Mark R. McCollom and Jacquelyn Blue, as Administrative Trustees, The Bank of New York, as Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement, dated as of November 15, 1999, of Sovereign Bancorp, Inc., in respect of the Preferred Securities. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided indirect beneficial ownership interests in the Debentures.

                           IN WITNESS WHEREOF, the Trust has executed this
certificate this _____ day of _________________, 1999.

                                              SOVEREIGN CAPITAL TRUST II


                                              By:___________________________
                                              Name:
                                              Administrative Trustee






PROPERTY TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This is one of the Preferred Securities referred to in the within-mentioned Declaration.


Dated:  ____________, 1999


THE BANK OF NEW YORK,
as Property Trustee


By:_________________________
     Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

        ________________________________________________________________
        (Insert assignee's social security or tax identification number)


                    _________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints _________________________ agent to transfer this Preferred Security Certificate on the books and records of the Trust. The agent may substitute another to act for him.

Date:
     ----------------------------


Signature:
          -----------------------
(Sign exactly as your name appears on the Preferred Security Certificate)

Signature Guarantee*:











---------

  * Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in
               accordance with the Securities and Exchange Act of
                                1934, as amended.

                      SCHEDULE OF INCREASES OR DECREASES IN
                          GLOBAL PREFERRED SECURITY(2)


                  This Global Preferred Security shall represent 0 Preferred Securities unless otherwise indicated below.

                  The following increases or decreases in this Global Preferred Security have been made:

======================================================================================================================
          Date              Amount of decrease     Amount of increase     Number of Preferred       Signature of
                               in Number of           in Number of       Securities evidenced    authorized officer
                           Preferred Securities   Preferred Securities          by this               of Agent
                             evidenced by this      evidenced by this      Global Preferred
                             Global Preferred       Global Preferred      Security following
                                 Security               Security                 such
                                                                         decrease or increase
----------------------------------------------------------------------------------------------------------------------
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

--------------------
(2) Insert in Global Preferred Securities only.

                                                                    EXHIBIT B

                          [FORM OF WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF A WARRANT TO PURCHASE 5.3355 SHARES (SUBJECT TO ANTI-DILUTION ADJUSTMENTS) OF COMMON STOCK OF THE COMPANY AT THE EXERCISE PRICE SET FORTH IN THE BELOW-REFERENCED WARRANT AGREEMENT AND A PREFERRED SECURITY OF SOVEREIGN CAPITAL TRUST II (THE "TRUST"). THE WARRANTS AND THE PREFERRED SECURITIES MAY BE SEPARATED AND TRANSFERRED SEPARATELY, AND RE-ATTACHED, IN ACCORDANCE WITH THE PROVISIONS OF THE UNIT AGREEMENT.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT.]


No. {    }       Certificate for _____ Warrants

                                                          CUSIP No.: 845905116

                      WARRANTS TO PURCHASE COMMON STOCK OF
                             SOVEREIGN BANCORP, INC.

         THIS CERTIFIES THAT __________, or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Sovereign Bancorp, Inc., a Pennsylvania corporation ("the Company"), 5.3355 shares (subject to certain adjustments as set forth in the Warrant Agreement) of common stock of the Company (the "Common Stock") at the Exercise Price. This Warrant Certificate shall terminate and become void, and the related Warrants shall expire, as of 5:00 p.m., New York time, on the earlier of (i) November 20, 2029 or (ii) the date the Warrants are redeemed by the Company pursuant to the terms of the Warrant Agreement, as described below

(the "Expiration Date"), or upon the earlier exercise hereof as to all the shares of Common Stock subject hereto. The number of shares issuable upon exercise of the Warrants shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of November 15, 1999 (the "Warrant Agreement"), between the Company and The Bank of New York, as warrant agent (the "Warrant Agent", which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at its address for notices specified in the Warrant Agreement.

         Subject to redemption as described below, the Holder of this Warrant Certificate shall have the right, prior to the Expiration Date, at such Holder's option, to exercise the related Warrant and purchase the Exercise Amount (subject to certain adjustments set forth in the Warrant Agreement) of Common Stock at the Exercise Price, provided that the Exercise Conditions are met as of such date. If the Warrant evidenced by this Warrant Certificate is not exercised at or before 5:00 p.m., New York time, on its Expiration Date, such Warrant shall become void, and all rights of the Holder of this Warrant Certificate hereunder and under the Warrant Agreement shall cease. The Warrant or Warrants evidenced by this Warrant Certificate may be exercised by giving notice to the Warrant Agent no later than 5:00 p.m., New York time, on the Business Day preceding the proposed date of exercise of such Warrants and completing the form of election to purchase set forth on the reverse hereof, and delivering the same, together with this Warrant Certificate (if this Warrant Certificate shall then be held in definitive form), to the Warrant Agent no later than 5:00 p.m., New York time, on the date of such exercise, together with a Cash Payment (unless, in accordance with the Warrant Agreement, a Remarketing Payment is to be made). In no event may a Holder satisfy its obligation to pay the Exercise Price by tendering Preferred Securities.

         On the date of exercise of the Warrant or Warrants evidenced by this Warrant Certificate, the Company shall issue, and the Warrant Agent shall deliver, to or upon the order of the Holder hereof, the Exercise Amount of Common Stock to which such Holder is entitled, registered in such name or names as may be directed by such Holder. The date on which this Warrant Certificate and payment are received by the Warrant Agent as aforesaid shall be deemed to be the date on which the related Warrant is exercised and the related Common Stock is issued.

         Notwithstanding anything to the contrary in this Warrant Certificate or in the Warrant Agreement, (i) no fractional shares of Common Stock shall be issued by the Company upon the exercise of any Warrant, (ii) if more than one Warrant shall be exercised at the same time by the same Holder, the number of shares of Common Stock issuable in connection with such exercise shall be computed on the basis of the aggregate Exercise Amount of the Warrants so exercised, and (iii) on the date a Holder exercises such Holder's Warrant, the Company shall pay such Holder an amount in cash equal to the then-current Market Price (multiplied by the related fraction) of Common Stock for such fractional shares, computed to the nearest whole cent.

         If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall countersign and deliver, a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

         The "Exercise Conditions" require that, with respect to any Warrant on any date on which such Warrant is or is proposed to be exercised by the Holder thereof, that (i) (a) the Company shall have a registration statement in effect under the Securities Act covering the issuance and sale of the related Exercise Amount of Common Stock upon exercise of such Warrant, or (b) the sale of such shares of Common Stock shall be exempt from the registration requirements of the Securities Act, (ii) such shares of Common Stock shall have been registered, qualified or are deemed to be exempt under the securities laws of the state of residence of the exercising Holder, and (iii) a then-current prospectus relating to the Common Stock shall be delivered to such exercising Holder.

         As provided in the Warrant Agreement, the number of shares of Common Stock issuable upon the exercise of the Warrants is subject to an anti-dilution adjustment upon the happening of certain events. The Warrant Agreement also provides for certain adjustments and/or distributions in the event of certain events relating to a merger or combination of the Company, and similar events.

         Subject to satisfaction of the Exercise Conditions and certain other conditions, the Company may elect to cause a remarketing of the Preferred Securities and a contemporaneous redemption of the Warrants on the Redemption Date, for cash, in an amount equal to the Warrant Value as of the Remarketing Date, in accordance with the Warrant Agreement and related agreements.

         A Holder (i) may elect to exercise a Warrant in lieu of Redemption, if
(A) such Warrant is held pursuant to the Unit Agreement, and such Holder has opted out of participating in the Remarketing, by notice given to the Warrant Agent and the Unit Agent; or (B) such Warrant is not held pursuant to the Unit Agreement, by notice given to the Warrant Agent, in each case prior to 5:00 p.m., New York time, on the Business Day prior to the related Redemption Date; and (ii) as provided in the Unit Agreement, shall be deemed to have elected to exercise such Warrant in lieu of Redemption, if such Warrant is held pursuant to the Unit Agreement and such Holder has not opted out of participating in the Remarketing. In the absence of an election to exercise a Warrant in lieu of a Redemption, including a deemed election pursuant to clause (ii) of the preceding sentence, a Holder will be deemed to have elected to have its Warrants redeemed on the Redemption Date.

         If a Holder elects or is deemed to have elected to exercise a Warrant pursuant to the preceding paragraph, then such Holder must tender the Exercise Price for such Warrant as a Cash Payment, and must follow certain procedures set forth in the Warrant Agreement; provided, however, that if (i) such Warrant is, on the Remarketing Date, held pursuant to the Unit Agreement, (ii) such Holder has not opted out of participating in the Remarketing, and (iii) a Successful Remarketing shall have occurred, then the Exercise Price of such Warrant will be deemed to have been paid by a Remarketing Payment, and the Remarketing Agent will, in connection with such Remarketing Payment, apply the proceeds of the Remarketing of the related Preferred Security in accordance with the terms of the Remarketing Agreement and the Unit Agreement.

         Any Warrant so redeemed or exercised will, upon such redemption or exercise, cease to be outstanding.

         If a Redemption cannot occur because of an inability, following the Company's best efforts, to satisfy the Redemption Conditions, the Company will promptly notify the Warrant Agent and each Holder (at its address specified in the Warrant Register) thereof. Such event will not constitute a default under the Warrant Agreement so long as the Company is not otherwise in violation thereof; and the Company may, under such circumstances, subsequently seek to remarket the Preferred Securities and contemporaneously redeem the Warrants.

         The Company will, contemporaneously with the giving of notice of Remarketing, furnish notice of Redemption to the Warrant Agent, which will, within ___ Business Days of receipt of such notice, furnish notice thereof to the Holders of Definitive Warrants, and the Company will request, not later than 15 nor more than 30 calendar days prior to the Remarketing Date, that DTC notify its Participants holding Warrants of the Remarketing.

         The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to the Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the issuance of the Common Stock.

         This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants, in accordance with the Warrant Agreement.

         All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

         The holder in whose name this Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of this Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

         Neither this Warrant Certificate, nor the Warrant evidenced hereby, entitles the Holder hereof to any of the rights of a shareholder of the Company.

         This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.
                                            SOVEREIGN BANCORP, INC.


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

DATED:

Countersigned:


------------------------------
THE BANK OF NEW YORK,
as Warrant Agent


By
  ----------------------------
  Authorized Signatory

                    FORM OF ELECTION TO PURCHASE COMMON STOCK
                 (to be executed only upon exercise of Warrants)

                             SOVEREIGN BANCORP, INC.

         The undersigned hereby irrevocably elects to exercise ___ Warrants at an Exercise Price of $______ per Warrant to acquire the Exercise Amount (as determined pursuant to the Warrant Agreement) per Warrant of Common Stock of Sovereign Bancorp, Inc. on the terms and conditions specified within this Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein and directs that the shares of Common Stock deliverable upon such exercise be registered or placed in the name and at the address specified below and delivered thereto.

         The signature below must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed.

Dated: ____________, ____


                                  -------------------------------------
                                    (Signature of Holder)


                                  -------------------------------------
                                    (Street Address)


                                  -------------------------------------
                                    (City)        (State)    (Zip Code)


                                  Signature Guaranteed by:


                                  -------------------------------------
                                  {Signature must be guaranteed by an
                                  eligible guarantor institution (banks,
                                  stock brokers, savings and loan
                                  associations and credit unions) with
                                  membership in an approved guarantee
                                  medallion program pursuant to
                                  Securities and Exchange Commission Rule
                                  17Ad-5)

Common Stock to be issued to:

Please insert social security or identifying number:

                  Name:____________________________________________

                  Street Address:__________________________________

                  City, State and Zip Code:________________________

Any unexercised Warrants represented by the Warrant Certificate to be issued to:

                  Please insert social security or identifying number:

                  Name:____________________________________________

                  Street Address:__________________________________

                  City, State and Zip Code:________________________

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]


            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE


         This Global Certificate shall represent [0] Warrants unless otherwise indicated below.

                  The following increases or decreases in this Global Certificate have been made:

======================================================================================================================
          Date              Amount of decrease     Amount of increase     Number of Warrants        Signature of
                               in Number of           in Number of         evidenced by the      authorized officer
                            Warrants evidenced     Warrants evidenced     Global Certificate          of Agent
                               by the Global          by the Global         following such
                                Certificate            Certificate       decrease or increase
----------------------------------------------------------------------------------------------------------------------
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